Exhibit 10.11

EXECUTION COPY

SEVENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT

This SEVENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT, dated as of November 20, 2020 (this “Amendment”), is entered into among GOLDMAN SACHS BDC, INC., a Delaware corporation (the “Borrower”), and, solely for the purposes of Section 4.9, GSBD WINE I, LLC, a Delaware limited liability company, MMLC WINE I, LLC, a Delaware limited liability company, BDC BLOCKER I, LLC (f/k/a My-On BDC Blocker, LLC), a Delaware limited liability company, MMLC BLOCKER I, LLC (f/k/a My-On MMLC Blocker, LLC), a Delaware limited liability company, GSBD BLOCKER II, LLC, a Delaware limited liability company, MMLC BLOCKER II, LLC, a Delaware limited liability company, GSBD Blocker III LLC, a Delaware limited liability company, and MMLC Blocker III LLC, a Delaware limited liability company (collectively, the “Subsidiary Guarantors”, and each individually, a “Subsidiary Guarantor”), the LENDERS party hereto and TRUIST BANK (as successor by merger to SunTrust Bank), as Administrative Agent (in such capacity, the “Administrative Agent”), and as Collateral Agent (in such capacity, the “Collateral Agent”).

RECITALS

WHEREAS, the Borrower and the Administrative Agent entered into that certain Senior Secured Revolving Credit Agreement dated as of September 19, 2013 (as amended by that certain First Omnibus Amendment to Senior Secured Revolving Credit Agreement and Guarantee and Security Agreement, dated as of October 3, 2014, by that certain Second Amendment to Senior Secured Revolving Credit Agreement, dated as of November 4, 2015, by that certain Third Amendment to Senior Secured Revolving Credit Agreement, dated as of December 16, 2016, by that certain Fourth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 21, 2018, by that certain Fifth Amendment to Senior Secured Revolving Credit Agreement, dated as of September 17, 2018, by that certain Sixth Amendment to Senior Secured Revolving Credit Agreement, dated as of February 25, 2020, and as further amended or otherwise modified prior to the Effective Date, the “Existing Credit Agreement”) with the lenders party thereto (the “Lenders”), pursuant to which the Lenders extended certain commitments and made certain loans to the Borrower; and

WHEREAS, the Borrower and the other parties hereto desire to amend the Existing Credit Agreement to make certain changes, as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein and in the Existing Credit Agreement, the parties hereto agree as follows:

Definitions.  All capitalized terms not otherwise defined herein are used as defined in (or by reference in) the Existing Credit Agreement as amended hereby.

Amendments to Existing Credit Agreement.  Subject to the occurrence of the Effective Date, the Existing Credit Agreement is hereby amended as follows:

Section 5.01(a)(iv) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“(iv)        as soon as available and in any event not later than 20 days after the end of each monthly accounting period (ending on the last day of each calendar month) of the Borrower and its Subsidiaries, (i) a Borrowing Base Certificate as at the last day of such accounting period, (ii) a certificate executed by a Responsible Officer of the Borrower setting forth reasonably detailed calculations demonstrating compliance with Section 6.07(e) and (iii) if during such monthly accounting period the Borrower has declared or made any Restricted Payment pursuant to Section 6.05(d), a certificate of a Financial Officer of the Borrower describing each such Restricted Payment and certifying that conditions set forth in Section 6.05(d) were satisfied on the date of each such Restricted Payment;”.

Section 6.05(d) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(d)       other Restricted Payments so long as on the date of such other Restricted Payment and after giving effect thereto (x) the Covered Debt Amount does not exceed 90% of the Borrowing Base and (y) no Default shall have occurred and be continuing or would result therefrom; and”.

Conditions Precedent.  Section 2 hereof shall become effective on the date (the “Effective Date”) when the Administrative Agent shall have received from each party hereto either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page to this Amendment) that such party has signed a counterpart of this Amendment.

Miscellaneous.

Representations and Warranties. The Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, (ii) no Event of Default shall have occurred and be continuing on the Effective Date, both before and after giving effect to this Amendment and (iii) its representations and warranties as set forth in the Loan Documents, as applicable, are true and correct in all material respects (except those representations and warranties qualified by materiality or by reference to a material adverse effect, which are true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof (unless such representations and warranties specifically refer to a previous day, in which case, they shall be complete and correct in all material respects (or, with respect to such representations or warranties qualified by materiality or by reference to a material adverse effect, complete and correct in all respects) on and as of such previous day).

References to Existing Credit Agreement.  Upon the effectiveness of this Amendment, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Existing Credit Agreement, as amended hereby, and each reference to the Existing Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Existing Credit Agreement shall mean and be a reference to the Existing Credit Agreement as amended hereby.

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Effect on Existing Agreements.  Except as specifically amended above, the Existing Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

No Waiver.  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent under the Existing Credit Agreement or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.  The parties hereto hereby agree that this Amendment is a Loan Document.

Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns, except that the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void).

Headings.  The Section headings in this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provision hereof.

Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

Reaffirmation.  The Subsidiary Guarantors each hereby consent to the terms of this Amendment, each confirm that its Guarantee under the Guarantee and Security Agreement remains unaltered and in full force and effect and each hereby reaffirm, ratify and confirm the terms and conditions of the Guarantee and Security Agreement.

[SIGNATURES FOLLOW]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

GOLDMAN SACHS BDC, INC.,
as Borrower

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financial Officer

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

738879380 13429957 Signature Page to Sixth Amendment

TRUIST BANK (AS SUCCESSOR BY MERGER TO SUNTRUST BANK),
as the Administrative Agent, the Collateral Agent and a Lender

By: /s/ Hays Wood
      Name: Hays Wood
      Title: Director

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

738879380 13429957 Signature Page to Sixth Amendment

BANK OF AMERICA, N.A.,
as a Lender

By: /s/ Chris Choi
      Name: Chris Choi
      Title: Director

Signature Page to Seventh Amendment

HSBC BANK USA, N.A.,
as a Lender

By: /s/ Shubhendu Kudaisya
      Name: Shubhendu Kudaisya
      Title: SVP, Structured Finance

Signature Page to Seventh Amendment

MUFG UNION BANK, N.A.,
as a Lender

By: /s/ Jeanne Horn
      Name: Jeanne Horn
      Title: Managing Director

Signature Page to Seventh Amendment

STATE STREET BANK AND TRUST COMPANY,
as a Lender

By: /s/ John Doherty
      Name: John Doherty
      Title: Vice President

Signature Page to Seventh Amendment

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LTD. NEW YORK BRANCH,
as a Lender

By: /s/ Weiming Zhou
      Name: Weiming Zhou
      Title: Vice President

By: /s/ Charles Inkeles
      Name: Charles Inkeles
      Title: Executive Director

Signature Page to Seventh Amendment

MORGAN STANLEY BANK, N.A.,
as a Lender

By: /s/ David White
      Name: David White
      Title: Authorized Signatory

Signature Page to Seventh Amendment

CITIBANK, N.A.,
as a Lender

By: /s/ Erik Andersen
      Name: Erik Andersen
      Title: Vice President

Signature Page to Seventh Amendment

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By: /s/ Shane Klein
      Name: Shane Klein
      Title: Managing Director

Signature Page to Seventh Amendment

CIT FINANCE, LLC,
as a Lender

By: /s/ Anthony Masci
      Name: Anthony Masci
      Title: Director

Signature Page to Seventh Amendment

ING CAPITAL LLC,
as a Lender

By: /s/ Patrick Frisch
      Name: Patrick Frisch
      Title: Managing Director

By: /s/ Dina T. Kook
      Name: Dina T. Kook
      Title: Director

Signature Page to Seventh Amendment

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as a Lender

By: /s/ Doreen Barr
      Name: Doreen Barr
      Title:

By: /s/ Andrew Griffin
      Name: Andrew Griffin
      Title: Authorized Signatory

Signature Page to Seventh Amendment

Agreed and acknowledged solely with respect to  Section 4.9.

GSBD WINE I, LLC

By: /s/ Brendan McGovern
      Name: Brendan McGovern
      Title: Manager

MMLC WINE I, LLC

By: /s/ Brendan McGovern
      Name: Brendan McGovern
      Title: Manager

BDC BLOCKER I, LLC (f/k/a My-On BDC Blocker, LLC)

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financial Officer

MMLC BLOCKER I, LLC (f/k/a My-On MMLC Blocker, LLC)

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financia Officer

GSBD BLOCKER II, LLC

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financial Officer

Signature Page to Seventh Amendment

MMLC BLOCKER II, LLC

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Fnancial Officer

GSBD BLOCKER III LLC

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financial Officer

MMLC BLOCKER III LLC

By: /s/ Jonathan Lamm
      Name: Jonathan Lamm
      Title: Treasurer and Chief Financial Officer

Signature Page to Seventh Amendment